DERIVATIVE LIABILITIES (Details Narrative) - USD ($)		6 Months Ended
	Nov. 12, 2018	Mar. 31, 2019	Mar. 31, 2018	Sep. 30, 2018	Sep. 30, 2017
Convertible debt		$ 64,333		$ 52,709	$ 54,515
Original discount		$ 13,333
Volatility rate		272.63%
Discount rate		2.20%
Note origination fee		$ 27,180
Common stock price per share		$ 0.51
Crown Partners, LLC [Member]
Convertible debt	$ 36,000
Interest rate	5.00%
Terms of conversion feature	The note is convertible at any time, in part or whole, at $0.50 per share until the 180th date of the note at which time it is convertible an 55% of the market price which is defined as the lowest trading price 25 days prior to conversion.
Original discount	$ 3,500